Derivative Liabilities	3 Months Ended
Mar. 31, 2026
Derivative Liabilities [Abstract]
Derivative Liabilities

Note 10 — Derivative Liabilities

July Investment Agreement Derivative

The single, compound embedded derivative relating to the financial instruments provided pursuant to the July 2024 investment agreement with a prior holder of the Company’s convertible preferred units (the “July Investment Agreement Derivative”) was remeasured at fair value on a recurring basis until the Business Combination. As of December 31, 2025, the fair value was $379.2 million.

As of the Closing Date, the uncertainty was removed regarding the variable number of common shares to be issued and the $25.0 million cash obligation. Therefore, the Company concluded that the July Investment Agreement Derivative should no longer be accounted for as a derivative. As of March 31, 2026, the amount recognized for the July Investment Agreement Derivative was $0 in the Condensed consolidated balance sheets; however, the $25.0 million cash obligation was recorded to accrued expenses and other current liabilities. Refer to Note 11 — Fair Value Measurements for further information regarding the rollforward of activity recognized in the period.

Convertible Preferred Unit Issuance

Certain convertible preferred unit issuances (see Note 13 — Equity) provided investors with additional share allocation issuance equal to a pro rata percentage of 1.0% of the Company’s fully diluted ownership in New EM at closing of the Business Combination equal to the percentage of the investor’s investment into the Company’s convertible preferred units the investors purchase divided by either (a) $2.0 million or (ii) $4.0 million, as determined by the terms of each investor’s convertible preferred unit agreement.

The additional share allocation issuances were collectively referred to as the “CPU Share Allocation Obligations” (and together with the July Investment Agreement Derivative, the “EM Share Obligations”) and calculated on one of the above methods based on the terms of the investor’s specific convertible preferred unit agreement. The additional share allocation was provided to certain investors as an incentive to make additional future investments into the Company’s convertible preferred units. The CPU Share Allocation Obligations were remeasured at fair value on a recurring basis until the Business Combination. As of December 31, 2025, the fair value was $292.7 million.

As of the Closing Date, the uncertainty was removed regarding the variable number of common shares to be issued. Therefore, the Company concluded that the CPU Share Allocation Obligations should no longer be accounted for as a derivative and was reclassified to equity. As of March 31, 2026, the amount recognized for the CPU Share Allocation Obligations was $0 in the Condensed consolidated balance sheets. Refer to Note 11 — Fair Value Measurements for further information regarding the rollforward of activity recognized in the period.